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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 16, 1999

                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
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                          (Exact name of registrant as
                            specified in its charter)

                CHASE MANHATTAN BANK USA, N.A. (formerly known as
                        "The Chase Manhattan Bank (USA)")
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                             (Sponsor of the Trust)

         Delaware                      33-40006                 22-2382028
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)

      802 Delaware Avenue, Wilmington, Delaware            19801
      -----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050


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Item 5.  Other Events:

         Chase Manhattan Credit Card Master Trust is the issuer of 3 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, N.A., as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On August 16, 1999, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-1, 1996-2 and 1996-3 certificates. Chase furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits        Description
                  ----------      -----------

                  20.1 Monthly Certificateholders' Statements with respect to the August 16, 1999 distribution.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 27, 1999

                                      Chase Manhattan Credit Card Master Trust,

                                      By: Chase Manhattan Bank USA, N.A.,
                                      as Servicer

                                      By: /s/ Patricia Garvey
                                         -----------------------------
                                      Name:    Patricia Garvey
                                      Title:   Vice President


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                                 INDEX TO EXHIBITS
                                 ----------------------------

Exhibit No.                      Description
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20.1                             Monthly Certificateholders' Statements
                                 with respect to the August 16, 1999
                                 distribution to Certificateholders for Series
                                 1996-1, Series 1996-2 and Series 1996-3